Hillman to Acquire Kanebridge, Establishes Industrial Master Distribution Presence in U.S.

Strategic Acquisition of Fastener Distributor Advances Hillman's Presence in Untapped Industrial Market

Increases Industrial Total Addressable Market to $3 Billion while Diversifying Customer and End-Market Exposure

Unique Digital and Operational Platform Primed for Future Growth Opportunities

CINCINNATI – August 3, 2026 –  Hillman Solutions Corp. (Nasdaq: HLMN) (the "Company", “Hillman Group”, or "Hillman"), a leading provider of hardware products and merchandising solutions, has entered into a definitive agreement to acquire Kanebridge Corporation ("Kanebridge"), a leading master distributor of industrial fasteners for a purchase price of $315 million, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses.

Kanebridge supplies more than 44,000 commercial and military-grade fastener SKUs to distributors throughout the U.S. and Canada from its warehouses in Illinois and California, selling exclusively to distributors in commercial and industrial channels. Kanebridge prides itself on maintaining industry-leading fill rates, its proprietary digital ordering platform, FasNet™, which enables same-day shipping, and its long-standing relationships with industrial and specialty distributors. These capabilities have made Kanebridge a critical partner for its customers for over 50 years.

Consistent with Hillman's disciplined acquisition framework, the transaction is expected to be accretive to Hillman's margins and earnings. Hillman anticipates cost synergies from Hillman’s sourcing and distribution expertise, sales synergies coming from cross-selling opportunities, and material tax benefits from the transaction.

Jon Michael Adinolfi, President and Chief Executive Officer of Hillman, commented: "Kanebridge gives us an immediate and credible foothold in the industrial channel, which we've identified as one of our biggest growth opportunities. Their master distributor model, capabilities-driven platform, and long-standing distributor relationships make it a great fit for us. This acquisition follows the same disciplined, accretive approach to M&A that has built Hillman over the past 60 years, and we're looking forward to welcoming the Kanebridge team to Hillman."

Following completion of the acquisition, Kanebridge will operate as part of Hillman's commercial & industrial business, led by Chris Martin, EVP, Commercial & Industrial.

Martin added: “Like Hillman, Kanebridge has decades of expertise taking great care of customers, maintaining strong fill rates, and providing a long tail of specialty fastener SKUs. Kanebridge's focus on the U.S. industrial market complements Hillman's existing industrial presence in Canada, broadening our combined reach across North America. The Kanebridge platform makes a great addition to our Commercial & Industrial business.”

The acquisition advances Hillman's Industrial growth strategy, outlined at its recent Investor Day. The acquisition expands Hillman’s addressable market opportunity in industrial by $1 billion, bringing the total TAM to $3 billion. Kanebridge's master distributor model will leverage Hillman's global "dual faucet" sourcing expertise and extensive breadth of SKUs. Kanebridge gives Hillman an immediate, scaled platform to serve long-tail, high-specification fastener requirements across industrial and specialty distribution channels, while creating new cross-sell opportunities across Hillman's existing C&I, Pro and DIY customer base.

The transaction has been approved by the boards of directors of both companies and is subject to regulatory approval and customary closing conditions. The Company expects to fund the transaction with a combination of cash from the balance sheet, borrowings under its existing asset-based revolving credit facility, and an add-on to its existing First Lien Term Loan, which the Company intends to raise through the capital markets.

Advisors
Jefferies LLC is acting as financial advisor and Thompson Hine LLP is acting as legal counsel to Hillman. Piper Sandler is acting as financial advisor and Koley Jessen P.C., L.L.O. is acting as legal counsel to Kanebridge.

About Hillman Solutions Corp.
Founded in 1964 and headquartered in Cincinnati, Hillman is a leading provider of hardware and related products serving retail, pro distribution, and industrial customers. Over the last 60-plus years, Hillman has built a legacy of service and growth by forming strategic partnerships with North America's leading home improvement, hardware, and farm and fleet retailers. Hillman differentiates itself from the competition with its dedicated field sales team of 1,200+ associates, direct-to-store distribution capabilities, and world class global sourcing and supply chain expertise. The company offers an extensive product portfolio of more than 111,000 SKUs, including fasteners (power screws, nuts, bolts), hardware (builder's hardware, door hardware, rope & chain, accessories), project gear & supplies (gloves, work gear, paint & cleaning sundries), and key and engraving services (key duplication, auto keys, and engraving). Hillman is committed to delivering exceptional customer service, innovative products, and dependable solutions to its customers and regularly earns vendor of the year recognition from top customers. For more information on Hillman, visit www.hillman.com.

About Kanebridge Corporation
Kanebridge Corporation is a leading U.S. master distributor of commercial and military-grade fasteners, serving distributors nationwide for more than 50 years. With more than 44,000 SKUs available for same-day shipment from warehouses in Illinois and California, Kanebridge is known for its product depth, fill-rate reliability, and specification expertise across inch and metric fastener categories. For more information, visit [www.kanebridge.com].

Forward-Looking Statements
All statements made in this press release that are considered to be forward-looking are made in good faith by the Company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts,"

"potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and statements relating to the Transaction, which may not be consummated on the terms described in this press release, or at all. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the failure to obtain required regulatory approvals for the transaction or the receipt of such approvals on unfavorable terms; (2) the failure to satisfy other closing conditions for the transaction; (3) delays in consummating the transaction; (4) the possibility that the transaction may not be completed or not completed in a timely manner; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; and (6) risks relating to the integration of the acquired business and the realization of anticipated synergies and other benefits may not be fully realized or may take longer to realize than expected; (7) unfavorable economic conditions that may affect our and our customers’, suppliers’ and other business partners’ operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (8) increased supply chain costs, including tariffs, raw materials, sourcing, transportation and energy; (9) the highly competitive nature of the markets that we serve; (10) the ability to continue to innovate with new products and services; (11) seasonality; (12) large customer concentration; (13) the ability to recruit and retain qualified employees; (14) the outcome of any legal proceedings that may be instituted against the Company; (15) adverse changes in currency exchange rates; or (16) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on February 17, 2026. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact:
Michael Koehler
Vice President – Corporate Development, Investor Relations, Treasury
513-826-5495
IR@hillmangroup.com